GENERAL AMERICAN INVESTORS
                                  COMPANY, INC.



                              FIRST QUARTER REPORT
                                 MARCH 31, 2007

                         A Closed-End Investment Company
                      listed on the New York Stock Exchange



                              450 LEXINGTON AVENUE
                               NEW YORK, NY 10017
                          212-916-8400  1-800-436-8401
                       E-mail: InvestorRelations@gainv.com
                        www.generalamericaninvestors.com

                               TO THE STOCKHOLDERS
--------------------------------------------------------------------------------
For the three months ended March 31, 2007, the net asset value per common share increased by 1.2%. The return to our stockholders was negative by 0.8%, however, reflecting a slight increase in the discount at which our shares traded to their net asset value. By comparison, the rate of return (including income) for our benchmark, the Standard & Poor's 500 Stock Index, was 0.6%. For the twelve months ended March 31, 2007, the return on the net asset value per Common Share was 8.3%, and the return to our stockholders was 5.4%; these compare with a return of 11.7% for the S&P 500. During each period, the discount at which our shares traded continued to fluctuate and on March 31, 2007, it was 10.1%.

As set forth in the accompanying financial statements (unaudited), as of March 31, 2007, the net assets applicable to the Company's Common Stock were $1,211,207,548, equal to $41.00 per Common Share.

The increase in net assets resulting from operations for the three months ended March 31, 2007 was $13,335,178. During this period, the net realized gain on securities sold was $40,355,722, and the decrease in net unrealized appreciation was $27,429,687. Net investment income for the three months was $3,384,143, and distributions to Preferred Stockholders amounted to $2,975,000.

During the three months, 44,900 shares of the Company's Common Stock were repurchased for $1,673,704 at an average discount from net asset value of 10.1%.

The stock market ended the most recent quarter on a modestly positive note. But volatility has risen and share prices were buffeted by competing trends. Growth in the U.S. economy has become more measured reflecting the slowdown in housing, higher energy prices, and flagging productivity in the face of rising wage pressures. Meanwhile, global growth remains robust with ample liquidity and interest rates that continue to facilitate a broad range of financial transactions.

From a portfolio perspective, we had an active and productive quarter. Meaningful capital gains were realized from the sale of securities, while significant new positions were added, which should inure to the benefit of our shareholders in the years to come.

We are pleased to report that on April 11, 2007, at the Company's annual meeting, the Stockholders (1) elected nine directors, including two directors who were elected by the holders of the Company's Preferred Stock, and (2) ratified the selection of Ernst & Young LLP as auditors of the Company for the year 2007. At the Board of Directors meeting on the same day, Spencer Davidson, President and Chief Executive Officer of the Company, was elected Chairman of the Board of Directors upon the retirement of Lawrence B. Buttenwieser, our Chairman for the last 12 years and a Director of the Company for 40 years. His wisdom and judgment have been invaluable to the Board. We express our gratitude and deepest appreciation for his long and distinguished service to the Company.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports and press releases, is on our website and has been updated through March 31, 2007. It can be accessed on the internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

GENERAL AMERICAN INVESTORS COMPANY, INC.

Spencer Davidson

Chairman of the Board
President and Chief Executive Officer
April 11, 2007

2      STATEMENT OF ASSETS AND LIABILITIES March 31, 2007 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

ASSETS
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE (NOTE 1a)
   Common and preferred stocks (cost $766,332,806)                                            $1,369,039,133
   Corporate note (cost $28,991,038)                                                              29,700,000
   Money market fund (cost $3,780,151)                                                             3,780,151
                                                                                              --------------
     Total investments (cost $799,103,995)                                                     1,402,519,284
CASH, RECEIVABLES AND OTHER ASSETS
   Cash                                                                    $5,241,266
   Receivable for securities sold                                           1,781,690
   Dividends, interest and other receivables                                2,386,224
   Pension asset, excess funded                                             8,790,864
   Prepaid expenses and other assets                                          160,613             18,360,657
                                                                                               -------------
   TOTAL ASSETS                                                                                1,420,879,941
Liabilities
------------------------------------------------------------------------------------------------------------------------------------
   Payable for securities purchased                                         1,615,809
   Preferred dividend accrued but not yet declared                            231,389
   Pension benefit liability                                                3,344,310
   Accrued thrift plan expense                                              2,969,975
   Accrued expenses and other liabilities                                   1,510,910


                                                                                                   9,672,393
TOTAL LIABILITIES

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
   8,000,000 shares at a liquidation value of $25 per share (note 2)                             200,000,000
                                                                                                 ===========

NET ASSETS APPLICABLE TO COMMON STOCK - 29,544,298 shares (note 2)                            $1,211,207,548
                                                                                              ==============

NET ASSET VALUE PER COMMON SHARE                                                                      $41.00
                                                                                                      ======

NET ASSETS APPLICABLE TO COMMON STOCK
------------------------------------------------------------------------------------------------------------------------------------
   Common Stock, 29,544,298 shares at par value (note 2)                  $29,544,298
   Additional paid-in capital (note 2)                                    536,465,072
   Undistributed realized gain on investments                              38,640,673
   Undistributed net investment income                                      5,603,060
   Accumulated other comprehensive income (note 5)                            745,545
   Unallocated distributions on Preferred Stock                           (3,206,389)
   Unrealized appreciation on investments                                 603,415,289
                                                                          -----------
   NET ASSETS APPLICABLE TO COMMON STOCK                                                      $1,211,207,548
                                                                                              ==============

(see notes to financial statements)

3    STATEMENT OF OPERATIONS Three Months Ended March 31, 2007 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

INCOME
------------------------------------------------------------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes of $95,623)                 $5,627,127
   Interest                                                                   785,792         $6,412,919
                                                                           ----------
EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
   Investment research                                                      1,926,545
   Administration and operations                                              752,792
   Office space and general                                                   136,571
   Directors' fees and expenses                                                68,082
   Auditing and legal fees                                                     45,000
   Transfer agent, custodian and registrar fees and expenses                   39,121
   Stockholders' meeting and reports                                           33,526
   Miscellaneous taxes                                                         27,139          3,028,776
                                                                            ---------         ----------
NET INVESTMENT INCOME                                                                          3,384,143

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1d AND 4)
------------------------------------------------------------------------------------------------------------------------------------

   Net realized gain on investments (long-term, except for $2,775,237)     40,355,722
   Net decrease in unrealized appreciation                                (27,429,687)
                                                                          -----------
   NET GAIN ON INVESTMENTS                                                                    12,926,035

   DISTRIBUTIONS TO PREFERRED STOCKHOLDERS                                                    (2,975,000)
                                                                                             -----------
   INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                          $13,335,178
                                                                                             ===========

(see notes to financial statements)

4                        STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           General American Investors

                                                                          Three Months
                                                                              Ended              Year Ended
                                                                         March 31, 2007         December 31,
                                                                           (Unaudited)              2006
OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                $3,384,143            $10,007,624
   Net realized gain on investments                                     40,355,722             86,176,349
   Net increase (decrease) in unrealized appreciation                  (27,429,687)            51,196,338
                                                                       -----------             ----------
                                                                        16,310,178            147,380,311
                                                                       -----------            -----------
   Distributions to Preferred Stockholders:
   From net income                                                            -                (1,092,608)
   From short-term capital gains                                              -                  (168,288)
   From long-term capital gains                                               -               (10,639,104)
   Unallocated distributions                                            (2,975,000)                  -
                                                                       -----------            -----------
   Decrease in net assets from Preferred distributions                  (2,975,000)           (11,900,000)
                                                                       -----------            -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        13,335,178            135,480,311
                                                                       -----------            -----------
OTHER COMPREHENSIVE INCOME                                                  92,986                652,559
                                                                       -----------            -----------
DISTRIBUTIONS TO COMMON STOCKHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
   From net income                                                            -                (8,230,843)
   From short-term capital gains                                              -                (1,262,677)
   From long-term capital gains                                               -               (79,790,662)
                                                                       -----------            -----------
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS                              -               (89,284,182)
                                                                       -----------            -----------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
------------------------------------------------------------------------------------------------------------------------------------
   Value of Common Shares issued in payment of distributions                  -                48,748,838
   Cost of Common Shares purchased                                      (1,673,704)           (29,086,092)
                                                                       -----------            -----------
INCREASE (DECREASE) IN NET ASSETS - CAPITAL TRANSACTIONS                (1,673,704)            19,662,746
                                                                       -----------            -----------
NET INCREASE IN NET ASSETS                                              11,754,460             66,511,434

NET ASSETS APPLICABLE TO COMMON STOCK
------------------------------------------------------------------------------------------------------------------------------------
BEGINNING OF PERIOD                                                  1,199,453,088          1,132,941,654
                                                                     -------------          -------------
END OF PERIOD (including undistributed net investment income of
   $5,603,060 and $2,218,917, respectively)                         $1,211,207,548         $1,199,453,088
                                                                    ==============         ==============

(see notes to financial statements)

5                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           General American Investors

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the three months ended March 31, 2007 and for each year in the five-year period ended December 31, 2006. This information has been derived from information contained in the financial statements and market price data for the Company's shares.



                                          Three Months
                                             Ended                             Year Ended December 31,
                                         March 31, 2007   ------------------------------------------------------------
                                          (Unaudited)       2006      2005      2004          2003       2002
                                         ------------     ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period      $40.54       $39.00    $35.49       $33.11       $26.48        $35.14
                                             ------       ------   -------       ------       ------        ------
   Net investment income                        .12          .34       .19          .32          .03           .19
   Net gain (loss) on securities -
     realized and unrealized                    .44         4.72      5.85         3.48         7.72         (7.88)
   Other comprehensive income                     -          .03         -            -            -             -
                                             ------       ------   -------       ------       ------        ------

   Less distributions on Preferred Stock:
      Dividends from net investment income        -         (.04)     (.03)        (.09)        (.01)         (.12)
      Distributions from net short-term
        capital gains                             -         (.01)     (.08)           -            -             -
      Distributions from net long-term
        capital gains                             -         (.36)     (.30)        (.32)        (.35)         (.23)
      Unallocated                              (.10)           -         -            -            -             -
                                             ------       ------   -------       ------       ------        ------
                                               (.10)        (.41)     (.41)        (.41)        (.36)         (.35)
                                             ------       ------   -------       ------       ------        ------
   Total from investment operations             .46         4.68      5.63         3.39         7.39         (8.04)
                                             ------       ------   -------       ------       ------        ------

   Distributions on Common Stock:
      Dividends from net investment income        -         (.29)     (.15)        (.23)        (.02)         (.02)
      Distributions from net short-term
        capital gains                             -         (.04)     (.44)           -            -          (.19)
      Distributions from net long-term
        capital gains                             -        (2.81)    (1.53)        (.78)        (.52)         (.41)
                                             ------       ------   -------       ------       ------        ------
                                                  -        (3.14)    (2.12)       (1.01)        (.54)         (.62)
                                             ------       ------   -------       ------       ------        ------
    Capital Stock transaction -
      effect of Preferred Stock offering          -            -         -            -         (.22)            -
                                             ------       ------   -------       ------       ------        ------
   Net asset value, end of period            $41.00       $40.54    $39.00       $35.49       $33.11        $26.48
                                             ======       ======   =======       ======       ======        ======

   Per share market value, end of period     $36.84       $37.12    $34.54       $31.32       $29.73        $23.85
                                             ======       ======   =======       ======       ======        ======

TOTAL INVESTMENT RETURN - Stockholder
     return, based on market price per share  (0.75)%*     16.78%    17.40%        8.79%       27.01%       (27.21)%
RATIOS AND SUPPLEMENTAL DATA
   Net assets applicable to Common Stock,
     end of period (000's omitted)       $1,211,208   $1,199,453 $1,132,942  $1,036,393     $986,335      $809,192
   Ratio of expenses to average net assets
     applicable to Common Stock                1.01%**      1.06%      1.25%       1.15%        1.23%         0.92%
   Ratio of net income to average net assets
     applicable to Common Stock                1.12%**      0.86%      0.51%       0.94%        0.13%         0.61%
   Portfolio turnover rate                     9.59%*      19.10%     20.41%      16.71%       18.62%        22.67%
PREFERRED STOCK
   Liquidation value, end of period
     (000's omitted)                       $200,000     $200,000   $200,000    $200,000     $200,000      $150,000
   Asset coverage                               706%         700%       666%        618%         593%          639%
   Liquidation preference per share          $25.00       $25.00     $25.00      $25.00       $25.00        $25.00
   Market value per share                    $24.96       $25.44     $24.07      $24.97       $25.04        $25.85

 *Not annualized
**Annualized


6             STATEMENT OF INVESTMENTS March 31, 2007 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares      COMMON AND PREFERRED STOCKS                                                      (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE (1.9%
------------------------------------------------------------------------------------------------------------------------------------
    250,000     Textron Inc.                                         (COST $24,399,743)            $22,450,000
                                                                                                   -----------

BUILDING AND REAL ESTATE (6.0%)
------------------------------------------------------------------------------------------------------------------------------------
  2,225,862     CEMEX, S.A. de C.V. ADR                              (COST $29,518,057)             72,896,981
                                                                                                    ----------

COMMUNICATIONS AND INFORMATION SERVICES (8.2%)
------------------------------------------------------------------------------------------------------------------------------------
    100,000     American Tower Corporation (a)                                                       3,895,000
    900,000     Cisco Systems, Inc. (a)                                                             22,977,000
    324,100     Lamar Advertising Company Class A (a)                                               20,408,577
    700,000     QUALCOMM Incorporated                                                               29,862,000
  1,185,000     Sprint Nextel Corporation                                                           22,467,600
                                                                                                    ----------
                                                                     (COST $74,880,765)             99,610,177
                                                                                                    ----------

COMPUTER SOFTWARE AND SYSTEMS (6.1%)
------------------------------------------------------------------------------------------------------------------------------------
     700,000    Activision, Inc. (a)                                                                13,258,000
   1,051,000    Dell Inc. (a)                                                                       24,393,710
     720,000    Microsoft Corporation                                                               20,066,400
      55,000    Nintendo Co., Ltd.                                                                  16,060,550
                                                                                                    ----------
                                                                     (COST $68,567,277)             73,778,660
                                                                                                    ----------

CONSUMER PRODUCTS AND SERVICES (4.9%)
------------------------------------------------------------------------------------------------------------------------------------
     350,000    Diageo plc ADR                                                                      28,332,500
     300,000    Heineken N. V.                                                                      15,744,000
     235,000    PepsiCo, Inc.                                                                       14,936,600
                                                                                                    ----------
                                                                     (COST $41,172,775)             59,013,100
                                                                                                    ----------

ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (4.1%)
------------------------------------------------------------------------------------------------------------------------------------
   1,762,500    Republic Services, Inc.                              (COST $26,227,380)             49,032,750
                                                                                                    ----------

FINANCE AND INSURANCE (27.1%)
------------------------------------------------------------------------------------------------------------------------------------
   BANKING (7.9%)
   ---------------------------------------------------------------------------------------------------------------------------------
     270,000    Bank of America Corporation                                                         13,775,400
     300,000    M&T Bank Corporation                                                                34,749,000
     160,000    SunTrust Banks, Inc.                                                                13,286,400
     614,864    Wachovia Corporation                                                                33,848,263
                                                                                                   -----------
                                                                     (COST $17,145,406)             95,659,063
                                                                                                   -----------

   INSURANCE (16.8%)
   ---------------------------------------------------------------------------------------------------------------------------------
     285,000    The Allstate Corporation                                                            17,117,100
     335,000    American International Group, Inc.                                                  22,518,700
     275,000    Annuity and Life Re (Holdings), Ltd. (a)                                               151,250
     335,000    Arch Capital Group Ltd. (a)                                                         22,850,350
     400,000    AXIS Capital Holdings Limited                                                       13,544,000
         275    Berkshire Hathaway Inc. Class A (a)                                                 29,972,250
     470,000    Everest Re Group, Ltd.                                                              45,199,900
     275,000    MetLife, Inc.                                                                       17,366,250
     315,000    PartnerRe Ltd.                                                                      21,590,100
     205,000    Transatlantic Holdings, Inc.                                                        13,349,600
                                                                                                   -----------
                                                                     (COST $82,979,972)            203,659,500
                                                                                                   -----------
OTHER (2.4%)
------------------------------------------------------------------------------------------------------------------------------------
      10,000    Epoch Holding Corporation Series A Convertible Preferred 4.6% (d)                   22,085,634
     925,000    MFA Mortgage Investments, Inc.                                                       7,122,500
                                                                                                   -----------
                                                                     (COST $16,936,916)             29,208,134
                                                                                                   -----------
                                                                    (COST $117,062,294)            328,526,697
                                                                                                   -----------

7        STATEMENT OF INVESTMENTS March 31, 2007 (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares      COMMON AND PREFERRED STOCKS (continued)                                          (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE  (8.0%)
------------------------------------------------------------------------------------------------------------------------------------
   PHARMACEUTICALS (7.0%)
   ---------------------------------------------------------------------------------------------------------------------------------
     100,000    Alkermes, Inc. (a)                                                                 $1,544,000
     170,000    Biogen Idec Inc. (a)                                                                7,544,600
      50,000    Cephalon, Inc. (a)                                                                  3,560,500
     604,900    Cytokinetics, Incorporated (a)                                                      4,210,104
     200,000    Genentech, Inc. (a)                                                                16,424,000
     355,000    MedImmune, Inc. (a)                                                                12,918,450
     275,000    Novo Nordisk B                                                                     25,168,000
     528,000    Pfizer Inc                                                                         13,337,280
                                                                                                   ----------
                                                                     (COST $43,828,096)            84,706,934
                                                                                                   ----------

   MEDICAL INSTRUMENTS AND DEVICES (1.0%)
   ---------------------------------------------------------------------------------------------------------------------------------
     240,000    Medtronic, Inc.                                         (COST $761,084)            11,774,400
                                                                                                   ----------
                                                                     (COST $44,589,180)            96,481,334
                                                                                                   ----------
MACHINERY AND EQUIPMENT (1.6%)
------------------------------------------------------------------------------------------------------------------------------------
   1,150,000    ABB Ltd. ADR                                         (COST $12,430,211)            19,757,000
                                                                                                   ----------
MINING (1.2%)
------------------------------------------------------------------------------------------------------------------------------------
      65,000    Rio Tinto plc ADR                                    (COST $13,420,905)            14,807,650
                                                                                                   ----------
MISCELLANEOUS (4.8%)
------------------------------------------------------------------------------------------------------------------------------------
                Other (b)                                            (COST $55,946,999)            58,480,484
                                                                                                   ----------
OIL & NATURAL GAS (INCLUDING SERVICES) (17.8%)
------------------------------------------------------------------------------------------------------------------------------------
     825,000    Apache Corporation                                                                 58,327,500
     850,000    Halliburton Company                                                                26,979,000
   1,000,000    Patterson-UTI Energy, Inc.                                                         22,440,000
   3,000,000    Talisman Energy Inc.                                                               52,680,000
   1,220,000    Weatherford International Ltd. (a)                                                 55,022,000
                                                                                                  -----------
                                                                    (COST $148,725,073)           215,448,500
                                                                                                  -----------
RETAIL TRADE (18.2%)
------------------------------------------------------------------------------------------------------------------------------------
     700,000    Costco Wholesale Corporation                                                       37,688,000
   1,975,000    Dollar General Corporation                                                         41,771,250
   1,570,000    The Home Depot, Inc. (c)                                                           57,681,800
   2,100,000    The TJX Companies, Inc.                                                            56,616,000
     575,000    Wal-Mart Stores, Inc.                                                              26,996,250
                                                                                                  -----------
                                                                     (COST $77,709,438)           220,753,300
                                                                                                  -----------
TECHNOLOGY (3.1%)
------------------------------------------------------------------------------------------------------------------------------------
   2,250,000    Xerox Corporation (a)                                (COST $31,682,709)            38,002,500
                                                                                                  -----------

  TOTAL COMMON AND PREFERRED STOCKS (113.0%)                        (COST $766,332,806)         1,369,039,133
                                                                                                -------------


Principal Amount   CORPORATE NOTE
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES  (2.5 %)
------------------------------------------------------------------------------------------------------------------------------------
 $30,000,000     General Motors Nova Scotia Finance Company
                   6.85% Guaranteed Notes due 10/15/08               (COST $28,991,038)            29,700,000
                                                                                                   ----------

8          STATEMENT OF INVESTMENTS March 31, 2007 (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                   Value
  Shares       SHORT-TERM SECURITY AND OTHER ASSETS                                              (note 1a)
-------------------------------------------------------------------------------------------------------------
   3,780,151    SSgA Prime Money Market Fund (0.3%)                   (COST $3,780,151)            $3,780,151
                                                                                                   ----------
TOTAL INVESTMENTS (e) (115.8%)                                      (COST $799,103,995)         1,402,519,284
   Cash, receivables and other assets less liabilities (0.7%)                                       8,688,264
PREFERRED STOCK (-16.5%)                                                                         (200,000,000)
                                                                                               --------------
NET ASSETS APPLICABLE TO COMMON STOCK (100%)                                                   $1,211,207,548
                                                                                               ==============

 (a) Non-income producing security.
 (b) Securities which have been held for less than one year.
 (c) 1,000,000 shares held by custodian in a segregated custodian account as collateral for short positions, if any.
 (d) Restricted security of an affiliate acquired 11/7/06.
 (e) At March 31, 2007:  (1) the cost of investments  for Federal income tax purposes was the same as the cost for financial reporting purposes, (2) aggregate gross unrealized appreciation was $609,061,061, (3) aggregate gross unrealized depreciation was $5,645,772, and (4) net unrealized appreciation was $603,415,289.

 (see notes to financial statements)



              PORTFOLIO DIVERSIFICATION March 31, 2007 (Unaudited)
--------------------------------------------------------------------------------
                            General American Investors

The diversification of the Company's net assets applicable to its Common Stock by industry group as of March 31, 2007 and 2006 is shown in the following table.

                                                                                   Percent Common Net Assets*
                                                  March 31, 2007                           March 31
                                            -------------------------              -------------------------
Industry Category                           Cost(000)       Value(000)                2007          2006
----------------------                      -------------------------              --------------------------
Finance and Insurance
   Banking                                  $17,145           $95,659                7.9%          9.9%
   Insurance                                 82,980           203,659               16.8          15.9
   Other                                     16,937            29,208                2.4           1.2
                                            -------          --------               ----          ----
                                            117,062           328,526               27.1          27.0
                                            -------          --------               ----          ----
Retail Trade                                 77,710           220,753               18.2          17.6
Oil and Natural Gas (Including Services)    148,725           215,449               17.8          23.4
Communications and Information Services      74,881            99,610                8.2           5.0
                                            -------          --------               ----          ----
Health Care
   Pharmaceuticals                           43,828            84,707                7.0           9.1
   Medical Instruments and Devices              761            11,774                1.0           1.9
                                            -------          --------               ----          ----
                                             44,589            96,481                8.0          11.0
                                            -------          --------               ----          ----
Consumer Products and Services               70,164            88,713                7.4           5.2
Computer Software and Systems                68,567            73,779                6.1           3.9
Building and Real Estate                     29,518            72,897                6.0           6.4
Miscellaneous**                              55,947            58,480                4.8           4.5
Environmental Control (Including Services)   26,227            49,033                4.1           4.2
Technology                                   31,683            38,003                3.1           2.4
Aerospace/Defense                            24,400            22,450                1.9             -
Machinery & Equipment                        12,430            19,757                1.6             -
Mining                                       13,421            14,808                1.2             -
Electronics                                       -                 -                  -           1.4
Semiconductors                                    -                 -                  -           0.5
Special Holdings                                  -                 -                  -             -
                                            -------         ---------               ----          ----
                                            795,324         1,398,739              115.5         112.5
Short-Term Securities                         3,780             3,780                0.3           4.1
                                            -------         ---------               ----          ----
    Total Investments                      $799,104         1,402,519              115.8         116.6
                                            =======
Other Assets and Liabilities - Net                              8,689                0.7           0.4
Preferred Stock                                              (200,000)             (16.5)        (17.0)
                                                            ---------             ------         -----
Net Assets Applicable to Common Stock                      $1,211,208              100.0%        100.0%
                                                           ==========             ======         =====

*    Net Assets applicable to the Company's Common Stock.
**  Securities which have been held for less than one year, not previously disclosed and not restricted.

9                   NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price on the valuation date. Securities traded primarily in foreign markets are generally valued at the preceding closing price of such securities on their respective exchanges or markets. If, after the close of the foreign market, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. The restricted security is valued at par value (cost), divided by the conversion price $6.00 multiplied by the last reported sales price of the publicly traded common stock of the corporation.

b. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

c. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

d.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value, of which 29,544,298 shares and 8,000,000 shares, respectively, were outstanding at March 31, 2007.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares are noncallable for 5 years and have a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption. The underwriting discount and other expenses associated with the Preferred Stock offering amounted to $6,700,000 and were charged to paid-in capital.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common
Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends (whether or not earned or declared). In addition, the Company's failure to meet the foregoing asset coverage requirements could restrict its ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company classifies its Preferred Stock pursuant to the requirements of EITF D-98, Classification and Measurement of Redeemable Securities, which require that preferred stock for which its redemption is outside of the company's control should be presented outside of net assets in the statement of assets and liabilities.

10            NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS -
           (Continued from bottom of previous page.)

Transactions in Common Stock during the three months ended March 31, 2007 and the year ended December 31, 2006 were as follows:

                                                               SHARES                      AMOUNT
                                                       -----------------------      ---------------------
                                                         2007           2006          2007         2006
                                                       --------       --------      -------      --------
Treasury shares issued in payment of dividends
   and distributions                                       -         1,326,499       -         $1,326,499
Increase in paid-in capital                                                          -         47,422,339
                                                                                    -------   -----------
   Total increase                                                                    -         48,748,838
                                                                                    -------   -----------
Shares purchased (at an average discount from net
   asset value of 10.1% and 9.0%, respectively)          44,900        787,700     ($44,900)     (787,700)
Decrease in paid-in capital                                                      (1,628,804)  (28,298,392)
                                                                                 ----------    ----------
   Total decrease                                                                (1,673,704)  (29,086,092)
                                                                                 ----------    ----------
Net increase (decrease)                                                         ($1,673,704)  $19,662,746
                                                                                 ==========    ==========

At March 31, 2007, the Company held in its treasury 1,687,265 shares of Common Stock with an aggregate cost in the amount of $59,161,476. Distributions for tax and book purposes are substantially the same.

3. OFFICERS' COMPENSATION - The aggregate compensation paid by the Company during the three months ended March 31, 2007 to its officers (identified on back cover) amounted to $1,818,125.

4. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities (other than short-term securities) for the three months ended March 31, 2007 amounted to $133,930,225 and $142,608,490.

5. BENEFIT PLANS - The Company has funded and unfunded defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for the three months ended March 31, 2007 were:

                       Service cost                           $78,836
                       Interest cost                          177,622
                       Expected return on plan assets        (313,593)
                       Amortization of:
                         Prior service cost                     8,774
                         Recognized net actuarial loss (gain)  14,344
                                                             --------
                       Net periodic benefit cost (income)    ($34,017)
                                                             ========

The Company also has both a funded (Qualified) and an unfunded (Supplemental) noncontributory defined benefit pension plans that cover its employees. The plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The aggregate cost of such plans for the three months ended March 31, 2007 was $76,689. The unfunded liability at March 31, 2007 was $2,969,975.

Effective December 31, 2006, the Company adopted the recognition provisions of Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 158 "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans" ("FAS158") which was released on September 2006. FAS 158 improves financial reporting by requiring employers to recognize the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the statement of assets and liabilities and to recognize changes in funded status in the year in which the changes occur through other comprehensive income.

6. OPERATING LEASE COMMITMENT - In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $97,400 for the three months ended March 31, 2007. Minimum rental commitments under the operating lease are approximately $505,000 per annum in 2007.

In January 2003, the Company extended a sublease agreement (originally entered into in March 1996) which expires in 2007 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $254,000 per annum in 2007. The Company will also be charged its proportionate share of operating expenses and real property taxes under the sublease.

7. RECENT ACCOUNTING PRONOUNCEMENTS - On July 13, 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after June 29, 2007 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the Company.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the Company.

11      MAJOR STOCK CHANGES*  Three Months Ended March 31, 2007 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                                             SHARES HELD
INCREASES                                                                  SHARES          MARCH 31, 2007
---------------------------------------------------------------------------------------------------------------
NEW POSITIONS
   Activision, Inc.                                                          -                 700,000 (a)
   Dell Inc.                                                             1,051,000           1,051,000
   Heineken N.V.                                                           300,000             300,000
   Nintendo Co., Ltd.                                                       55,000              55,000
   Sprint Nextel Corporation                                               450,000           1,185,000 (b)
   Textron Inc.                                                            250,000             250,000

ADDITIONS
   The Allstate Corporation                                                 10,000             285,000
   Novo Nordisk B                                                           95,000             275,000
   PepsiCo, Inc.                                                            10,000             235,000


DECREASES
---------------------------------------------------------------------------------------------------------------
ELIMINATIONS
   Annaly Capital Management, Inc.                                         550,000                   -
   Constellation Brands, Inc.                                              325,000                   -
   EMC Corporation                                                         300,000                   -
   Molex Incorporated Class A                                              550,000                   -
   VeriSign, Inc.                                                          113,500                   -

REDUCTIONS
   Alkermes, Inc.                                                           75,000             100,000
   American International Group, Inc.                                       25,000             335,000
   American Tower Corporation                                              675,000             100,000
   Arch Capital Group Ltd.                                                  15,000             335,000
   Berkshire Hathaway Inc. Class A                                              25                 275
   CEMEX, S.A. de C.V. ADR                                                 125,000           2,225,862
   Cephalon, Inc.                                                          100,000              50,000
   Dollar General Corporation                                              525,000           1,975,000
   Everest Re Group, Ltd.                                                   30,000             470,000
   General Motors Nova Scotia Finance Company 6.85%
      Guaranteed Notes Due 10/15/08                                     $5,000,000         $30,000,000
   Lamar Advertising Company - Class A                                      25,900             324,100
   M&T Bank Corporation                                                     10,000             300,000
   MedImmune, Inc.                                                          25,000             355,000
   Medtronic, Inc.                                                         210,000             240,000
   MetLife, Inc.                                                            10,000             275,000
   PartnerRe Ltd.                                                           20,000             315,000
   Pfizer Inc                                                              819,900             528,000
   SunTrust Banks, Inc.                                                     10,000             160,000
   Transatlantic Holdings, Inc.                                             25,000             205,000

*     Excludes transactions in Common and Preferred Stocks - Miscellaneous - Other.
(a)   Securities purchased in prior period and previously carried under Common and Preferred Stocks - Miscellaneous - Other.
(b)   Includes shares purchased in prior period and previously carried under Common and Preferred Stocks - Miscellaneous - Other.

                           OTHER MATTERS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 10, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company's proxy voting record for the twelve-month period ended June 30, 2006 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company's website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission's website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission (SEC) as of the end of the first and third calendar quarters. The Company's Forms N-Q are available at www.generalamericaninvestors.com and on the SEC's website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company's Form N-Q may also be obtained by calling us at 1-800-436-8401.

On May 2, 2006, the Company submitted a CEO annual certification to the New York Stock Exchange ("NYSE") on which the Company's principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company's principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company's disclosure controls and procedures and internal control over financial reporting, as applicable.

                                    DIRECTORS
--------------------------------------------------------------------------------
                           Spencer Davidson, Chairman
          Arthur G. Altschul, Jr.               Sidney R. Knafel
          Lewis B. Cullman                      D. Ellen Shuman
          Gerald M. Edelman                     Joseph T. Stewart, Jr.
          John D. Gordan, III                   Raymond S. Troubh

                     William T. Golden, Director Emeritus

                                    OFFICERS
--------------------------------------------------------------------------------
Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Senior Vice-President
Peter P. Donnelly, Vice-President & Trader
Sally A. Lynch, Vice-President
Eugene S. Stark, Vice-President, Administration &
     Chief Compliance Officer
Jesse R. Stuart, Vice-President
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary
Craig A. Grassi, Assistant Vice-President
Maureen E. LoBello, Assistant Secretary

                               SERVICE COMPANIES
--------------------------------------------------------------------------------
COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust
  Company
59 Maiden Lane
New York, NY  10038
1-800-413-5499
www.amstock.com

                         RESULTS OF THE ANNUAL MEETING
                                 OF STOCKHOLDERS
--------------------------------------------------------------------------------
The votes cast by stockholders at the Company's annual meeting held on April 11, 2007 were as follows:

                              FOR          WITHHELD
Election of Directors:

Lewis B. Cullman           32,088,065       467,325
Spencer Davidson           32,028,790       526,600
Gerald M. Edelman          32,134,767       420,623
John D. Gordan, III        32,227,580       327,810
D. Ellen Shuman            32,218,952       336,438
Joseph T. Stewart, Jr.     32,112,258       443,132
Raymond S. Troubh          32,128,083       427,307

Elected by holders of Preferred Stock:

Arthur G. Altschul, Jr.     7,370,437        83,205
Sidney R. Knafel            7,362,742        90,900

Ratification of the selection of Ernst & Young LLP as auditors of the Company for the year 2007:

For - 32,298,866;        Against - 104,589;        Abstain - 151,933